SUPPLEMENT DATED MAY 18, 2001

TO PROSPECTUS
DATED MAY 1, 2001
For
FLEXIBLE PREMIUM LAST SURVIVOR VARIABLE
LIFE INSURANCE POLICIES
issued by
EQUITRUST LIFE INSURANCE COMPANY
EQUITRUST LIFE VARIABLE ACCOUNT II

The accompanying flexible premium last survivor variable life insurance policy prospectus describes a Death Benefit
Guarantee Rider made available by EquiTrust Life Insurance
Company ("ETLIC").  In the State of Illinois only, this
Rider is known as the Death Benefit Protection
Rider.